UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2002

WEST COAST REALTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-024594	95-4246740
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 Sand Hill Road Building 3, Suite 140 Menlo Park, California		94025
(Address of principal executive offices)		(Zip Code)

(650) 233-7140

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Item 7. Financial Statements and Exhibits
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
(b) PRO FORMA FINANCIAL INFORMATION:
WEST COAST REALTY INVESTORS, INC. PRO FORMA STATEMENT OF OPERATIONS
NOTES AND ASSUMPTIONS TO PRO FORMA STATEMENT OF OPERATIONS
WEST COAST REALTY INVESTORS, INC. PRO FORMA STATEMENT OF OPERATIONS
WEST COAST REALTY INVESTORS, INC. PRO FORMA STATEMENT OF OPERATIONS
NOTES AND ASSUMPTIONS TO PRO FORMA STATEMENT OF OPERATIONS
Independent Auditors’ Report
Northlake Festival Statement of Revenue and Certain Expenses
Northlake Festival Notes to the Statement of Revenue and Certain Expenses

Explanatory Note:

The undersigned hereby amends the following items, financial statements, exhibits or other portions of the Current Report on Form 8-K filed October 16, 2002 as set forth in the pages attached hereto:

Item 7. Financial Statements and Exhibits

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST COAST REALTY INVESTORS, INC.
(Registrant)

Date: December 20, 2002	/s/ Charles P. Wingard

Charles P. Wingard
Chief Financial Officer

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

Financial statements under Rule 3-14 of Regulation S-X for Northlake Festival with Report of Independent Auditors are attached hereto on pages 8-11.

(b) PRO FORMA FINANCIAL INFORMATION:

WEST COAST REALTY INVESTORS, INC.

PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(UNAUDITED)

This unaudited pro forma statement of operations reflects the results of operations of West Coast Realty Investors, Inc. (“West Coast”) for the year ended December 31, 2001, giving effect to our October 15, 2002 acquisition of Northlake Festival, Tucker, Georgia for approximately $20,390,000 million, as if this acquisition had occurred on January 1, 2001. The pro forma data also assumes that this acquisition was financed by assuming the existing loan secured by the Northlake Festival property and the balance with proceeds from the August 5, 2002 refinancing, as if such borrowings had occurred on January 1, 2001. In the opinion of management, all adjustments necessary to present fairly such unaudited pro forma data have been made.

The unaudited pro forma statement of operations should be read in conjunction with the financial statements and notes thereto filed as part of our Annual Report on Form 10-K for the year ended December 31, 2001. The unaudited pro forma statement of operations is not necessarily indicative of what our actual results of operations would have been for the period had the transaction occurred at the beginning of the period nor does it purport to indicate the results of future periods.

WEST COAST REALTY INVESTORS, INC.

PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(UNAUDITED)

	West Coast
	as reported year	Northlake			Pro Forma results
	ended December 31,	Festival year ended	Pro Forma		of acquisition of
	2001	December 31, 2001	Adjustments		Northlake Festival

Revenues
Rental	$3,022,600	$4,711,339			$7,733,939
Interest	53,063				53,063

	3,075,663	4,711,339			7,787,002

Cost and expenses
Interest expense	1,013,279		$1,783,276	(a)	2,796,555
General and administrative	662,060				662,060
Depreciation	449,806		522,821	(b)	972,627
Operating	275,986	753,052			1,029,038
Property taxes	90,298	379,747			470,045
Ground rent	—	930,895			930,895
Impairment loss	371,772				371,772

	2,863,201	2,063,694	2,306,097		7,232,992

Net (loss) income from operations	212,462	2,647,645	(2,306,097)		554,010
Discontinued operations	(2,734,621)				(2,734,621)

Net (loss) income	$(2,522,159)	2,647,645	(2,306,097)		(2,180,611)

Net (loss) per share — basic and assuming dilution- split adjusted:
Net income before discontinued operations	$0.21
Discontinued operations	(2.80)
Net (loss)	$(2.59)

Weighted average shares outstanding — split adjusted	975,298

See notes and assumptions to unaudited Pro Forma Statement of Operations

NOTES AND ASSUMPTIONS TO PRO FORMA

STATEMENT OF OPERATIONS
WEST COAST REALTY INVESTORS, INC.
YEAR ENDED DECEMBER 31, 2001
(UNAUDITED)

(a)	Interest expense for the year ended December 31, 2001 is calculated on the existing assumed secured note payable of approximately $17,100,000 at January 1, 2001, and includes the amortization of financing costs. This loan bears interest at 7.64% and fully amortizes over 30 years. In addition, includes the interest expense and amortization of financing costs from the refinancing of four loans with a principal balance of approximately $7,900,000 with interest rates ranging from 7.375% to 9.625% into four loans totaling $15,020,000 with a rate of 6.97%. The pro forma analysis assumes the net proceeds of the refinanced loans were used, in large part, to fund the excess of the purchase price over the assumed existing secured note payable.

(b)	Depreciation expense for the year ended December 31, 2001 based upon a 39-year life and a purchase price of $20,390,000, all of which is allocated to depreciable improvements as the land is under a ground lease.

WEST COAST REALTY INVESTORS, INC.

PRO FORMA STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2002
(UNAUDITED)

This unaudited pro forma statement of operations reflects the results of operations of West Coast Realty Investors, Inc. (“West Coast”) for the nine months ended September 30, 2002, giving effect to our October 15, 2002 acquisition of Northlake Festival, Tucker, Georgia for approximately $20,390,000 million, as if this acquisition had occurred on January 1, 2002. The pro forma data also assumes that this acquisition was financed by assuming the existing loan secured by the Northlake Festival property and the balance with proceeds from the August 5, 2002 refinancing, as if such borrowings had occurred on January 1, 2002. In the opinion of management, all adjustments necessary to present fairly such unaudited pro forma data have been made.

The unaudited pro forma statement of operations should be read in conjunction with the financial statements and notes thereto filed as part of our Annual Report on Form 10-K for the year ended December 31, 2001. The unaudited pro forma statement of operations is not necessarily indicative of what our actual results of operations would have been for the period had the transaction occurred at the beginning of the period nor does it purport to indicate the results of future periods.

WEST COAST REALTY INVESTORS, INC.

PRO FORMA STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2002
(UNAUDITED)

	West Coast	Northlake
	as reported nine	Festival nine			Pro Forma results
	months ended	months ended	Pro Forma		of acquisition of
	September 30, 2002	September 30, 2002	Adjustments		Northlake Festival

Revenues
Rental	$2,331,243	$3,397,198			$5,728,441
Interest	23,505				23,505

	2,354,748	3,397,198			5,751,946

Cost and expenses
Interest expense	817,473		$1,079,424	(a)	1,896,897
General and administrative	829,800				829,800
Depreciation	335,396		392,115	(b)	727,511
Operating	192,906	535,999			728,905
Property taxes	69,755	298,710			368,465
Ground rent	—	687,359			687,359

	2,245,330	1,522,068	1,471,539		5,238,937

Net income (loss) from operations	109,418	1,875,130	(1,471,539)		513,009
Discontinued operations and gain on sale of rental real estate and rental real estate held for sale, net	955,096				955,096

Net income (loss)	$1,064,514	1,875,130	(1,471,539)		1,468,105

Net income per share — basic and assuming dilution- split adjusted:
Net income before discontinued operations and gain on sale of rental real estate and rental real estate held for sale	$0.11
Discontinued operations and gain on sale of rental real estate and rental real estate held for sale	$0.98

Net income per share	$1.09

Weighted average shares outstanding — split adjusted	975,298

See notes and assumptions to unaudited Pro Forma Statement of Operations

NOTES AND ASSUMPTIONS TO PRO FORMA

STATEMENT OF OPERATIONS
WEST COAST REALTY INVESTORS, INC.
NINE MONTHS ENDED SEPTEMBER 30, 2002
(UNAUDITED)

(a)	Interest expense for the nine months ended September 30, 2002 is calculated on the existing assumed secured note payable of approximately $16,900,000 at January 1, 2002, and includes the amortization of financing costs. This loan bears interest at 7.64% and fully amortizes over 30 years. In addition, includes the interest expense and amortization of financing costs from the refinancing of four loans with a principal balance of approximately $7,900,000 with interest rates ranging from 7.375% to 9.625% into four loans totaling $15,020,000 with a rate of 6.97%. The pro forma analysis assumes the net proceeds of the refinanced loans were used, in large part, to fund the excess of the purchase price over the assumed existing secured note payable.

(b)	Depreciation expense for the nine months ended September 30, 2002 based upon a 39-year life and a purchase price of $20,390,000, all of which is allocated to depreciable improvements as the land is under a ground lease.

Independent Auditors’ Report

Board of Directors and Stockholders of
West Coast Realty Investors, Inc.

We have audited the accompanying statement of revenue and certain expenses of Northlake Festival (the “Property”) for the year ended December 31, 2001. This financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2 to the statement of revenue and certain expenses, and is not intended to be a complete presentation of the statement of operations of the Property.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the Property for the year ended December 31, 2001 in conformity with U.S. generally accepted accounting principles.

/s/Altschuler, Melvoin and Glasser LLP
Chicago, Illinois
November 13, 2002

Northlake Festival
Statement of Revenue and Certain Expenses
Year Ended December 31, 2001

Revenue
Rentals	$3,695,078
Tenant escalations	1,009,831
Other	6,430

4,711,339

Expenses
Ground rental expense	930,895
Real estate taxes	379,747
Building security	187,128
Utilities	142,678
Repairs and maintenance	147,498
Management fees	141,878
Administrative	60,991
Insurance	38,529
Cleaning	34,350

2,063,694

Revenue over certain expenses from rental operations	$2,647,645

See accompanying notes.

Northlake Festival
Notes to the Statement of Revenue and Certain Expenses
Year Ended December 31, 2001

Note 1 Organization and Basis of Accounting

Northlake Festival (the “Property”) is a retail shopping center located in Tucker, Georgia. The buildings on the property contain approximately 367,500 square feet of gross leasable area of which approximately 45,000 square feet is leased under two ground leases.

At December 31, 2001, the Property was owned by BSRT/M&J Northlake Limited Partnership (“Partnership”).

On October 15, 2002, the Partnership sold the Property to Northlake Festival LLC, an entity wholly owned by West Coast Realty Investors, Inc.

Note 2 Summary of Significant Accounting Policies

The statement of revenue and certain expenses is not representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred in future operations of the acquired Property have been excluded in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Expenses excluded consist primarily of interest, depreciation, amortization, partnership expenses, and other costs not directly related to the future operations of the Property.

Maintenance and repair expenses are charged to operations as incurred.

Generally accepted accounting principles require that rental income be recorded for the period of occupancy using the effective monthly rent, which is the average monthly rental during the terms of the lease. Accordingly, rental income is recognized ratably over the terms of the respective leases, inclusive of leases which provide for scheduled rent increases or rental concessions. Additionally, during the term of their respective leases, tenants pay their pro rata share of real estate taxes and operating expenses (as defined).

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 Leases

At December 31, 2001, the Property was approximately 98 percent leased to tenants. Tenants’ leases provide for tenants to pay minimum base rentals and a pro rata share of real estate taxes and defined operating expenses. Certain of the leases provide for additional rentals to be paid on the basis of percentage of gross sales.

Northlake Festival
Notes to the Statement of Revenue and Certain Expenses
Year Ended December 31, 2001

Note 3 Leases, Continued

The approximate future minimum rentals for five years, on all noncancelable operating leases at December 31, 2001 are as follows:

2002	$3,579,000
2003	3,462,000
2004	2,817,000
2005	2,236,000
2006	1,770,000

A number of tenant leases contain provisions for scheduled rent increases during the terms of the respective leases. Rental income is recognized using the average monthly rent over the term of the respective leases. At December 31, 2001, scheduled increases which will be collected in the future aggregated $695,000.

Note 4 Ground Rental Expense

In connection with the acquisition of the Property, the Partnership assumed the ground lease entered into with Cox Communications, Inc., for land on which the Property was built. The ground lease, which expires on October 3, 2057, requires monthly ground lease payments comprised of a minimum ground rent payment of $600,000 per annum, and percentage rent equal to 7 percent of the gross proceeds (as defined) received from the tenants.